UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 29, 2006

MARSHALL & ILSLEY CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-15403	39-0968604
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 North Water Street Milwaukee, Wisconsin	53202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (414) 765-7801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

This Current Report on Form 8-K is being filed to present updated versions of Item 1, “Business,” Item 6, “Selected Financial Data,” Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” Item 8, “Consolidated Financial Statements and Supplementary Data” and Exhibit 12 – Ratio of Earnings to Fixed Charges of the annual report on Form 10-K of Marshall & Ilsley Corporation (the “Corporation”) for the year ended December 31, 2005 for the reasons described below.  Updated Items 1, 6, 7 and 8 and Exhibit 12 are attached hereto as Exhibits and incorporated herein by reference.

Effective January 1, 2006, the Corporation adopted Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment (“SFAS 123(R)”).  Statement 123(R) requires that compensation cost relating to share-based payment transactions be recognized in financial statements.  In conjunction with the adoption of SFAS 123(R), the Corporation elected the Modified Retrospective Application method to implement this new accounting standard.  Under this method all prior period consolidated and segment financial information has been adjusted based on pro forma amounts previously disclosed under SFAS 123.  See Note 2 in Notes to Consolidated Financial Statements contained in the updated Item 8.

Effective January 1, 2006, the Corporation included certain loan and lease fees, primarily prepayment fees, in reported interest income on loans and leases in the Consolidated Statements of Income.  Previously, these fees were reported in Other Income.  Loan origination fees that have been capitalized and amortized over that life of the loan or lease on a basis that produces a level yield in accordance with existing accounting standards was already included in reported interest income on loans and leases.  Interest and Fee Income on Loans and Leases and Other Income have been restated in the Consolidated Statements of Income for this reclassification.

On January 1, 2006, the Banking segment transferred its external item processing business, including all check-processing client relationships to Metavante.  As a result of the transfer, the previously reported Other Income line, Item Processing, was reclassified to Data Processing Services in the Consolidated Statements of Income.  In addition, the segment information contained in Note 23 in Notes to Consolidated Financial Statements contained in the updated Item 8 was adjusted for the transfer.

During 2006, the Corporation transferred the residential and commercial mortgage banking reporting units to the Banking segment.  The segment information contained in Note 23 in Notes to Consolidated Financial Statements contained in the updated Item 8 was adjusted for the transfer.

In response to requests by users of the Corporation’s financial information, trust services revenue, brokerage and investment advisor revenue and noninterest revenue from the private banking business have been combined and is reported in the line item Wealth Management in the Consolidated Statements of Income.

The Corporation has not updated any items in its annual report on Form 10-K for the year ended December 31, 2005 other than as expressly provided herein.

Item 9.01.

Financial Statements and Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Updated Item 1, “Business”, of the annual report on Form 10-K of Marshall & Ilsley Corporation for the year ended December 31, 2005

99.2	Updated Item 6, “Selected Financial Data,” of the annual report on Form 10-K of Marshall & Ilsley Corporation for the year ended December 31, 2005

99.3

Updated Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the annual report on Form 10-K of Marshall & Ilsley Corporation for the year ended December 31, 2005

99.4	Updated Item 8, “Consolidated Financial Statements and Supplementary Data,” of the annual report on Form 10-K of Marshall & Ilsley Corporation for the year ended December 31, 2005

99.5	Updated Exhibit 12 – Ratio of Earnings to Fixed Charges

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 2006	MARSHALL & ILSLEY CORPORATION

By: /s/ Randall J. Erickson
Randall J. Erickson Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Updated Item 1, “Business”, of the annual report on Form 10-K of Marshall & Ilsley Corporation for the year ended December 31, 2005

99.2	Updated Item 6, “Selected Financial Data,” of the annual report on Form 10-K of Marshall & Ilsley Corporation for the year ended December 31, 2005

99.3

Updated Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the annual report on Form 10-K of Marshall & Ilsley Corporation for the year ended December 31, 2005

99.4	Updated Item 8, “Consolidated Financial Statements and Supplementary Data,” of the annual report on Form 10-K of Marshall & Ilsley Corporation for the year ended December 31, 2005

99.5	Updated Exhibit 12 – Ratio of Earnings to Fixed Charges